DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

I. Reconciliation of Collection Account:
End of Period Collection Account Balance as of Prior Payment Date:                               $           --
Available Funds:
   Contract payments received in this period                                                     $   176,894.25
   Sales, Use and Property Tax, Maintenance, Late Charges                                        $    13,747.06
   Prepayment Amount related to early termination in this period                                 $           --
   Servicer Advance                                                                              $           --
   Proceeds received from recoveries on previously Defaulted Contracts                           $     8,876.00
   Proceeds on closed accounts (Chargeoffs/Settlements)                                          $           --
   Transfer from Reserve Account                                                                 $           --
   Interest Earned on Collection Account                                                         $       736.81
   Interest Earned on CSA Reserve Account                                                        $       155.80
   Funds allocated from the CSA Reserve Account                                                  $           --
   Amounts paid per Contribution & Servicing Agreement Section 7.01 - Substitution               $           --
   Amounts paid under Insurance Policies                                                         $           --
   Any other amounts                                                                             $           --
                                                                                                 --------------
   Total Available Funds                                                                         $   200,409.92
   Less Amounts to be Retained in Collection Account                                             $           --
                                                                                                 --------------
   Amount to be Distributed in Current Month                                                     $   200,409.92
                                                                                                 ==============

   Distribution of Funds:
   1.  To Trustee-Fees & Expenses                                                                $     2,331.49
   2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                $           --
   3.  To Servicer, Tax, Maintenance, Late Charges                                               $    13,747.06
   4.  To Servicer, Servicing Fee and other Servicing Compensations                              $    10,370.32
   5.  To Noteholders
          Class A1 Interest                                                                      $           --
          Class A2 Interest                                                                      $           --
          Class A3 Interest                                                                      $           --
          Class A4 Interest                                                                      $           --
          Class A5 Interest                                                                      $    21,938.23
          Class B Interest                                                                       $     2,377.99
          Class C Interest                                                                       $     4,977.82
          Class D Interest                                                                       $     3,588.36
          Class E Interest                                                                       $     5,970.39
          Class A1 Principal                                                                     $           --
          Class A2 Principal (distributed after A1 Note matures)                                 $           --
          Class A3 Principal (distributed after A2 Note matures)                                 $           --
          Class A4 Principal (distributed after A3 Note matures)                                 $           --
          Class A5 Principal (distributed after A4 Note matures)                                 $   135,108.25
          Class B Principal                                                                      $           --
          Class C Principal                                                                      $           --
          Class D Principal                                                                      $           --
          Class E Principal                                                                      $           --
   6.  To Reserve Account for Requirement per Indenture Agreement Section 3.08 (Provided
        no Amortization Event)                                                                   $           --
   7.  To Issuer-Residual Principal and Interest and Reserve Account Distribution
       a) Residual Interest (Provided no Restricting or Amortization Event in effect)            $           --
       b) Residual Principal (Provided no Restricting or Amortization Event in effect)           $           --
       c) Reserve Account Distribution (Provided no Restricting or Amortization Event in
           effect)                                                                               $           --
                                                                                                 --------------
   Total Funds Distributed for Current Month                                                     $   200,409.92
                                                                                                 ==============
   End of Period Collection Account Balance (Includes Payments in Advance & Restricting
    Event Funds (If any))                                                                        $           --
                                                                                                 ==============

II.  Reserve Account
   Beginning Balance                                                                             $           --
        - Add Investment Earnings                                                                $           --
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)         $           --
        - Less Distribution to Certificate Account                                               $           --
                                                                                                 --------------
   End of Period Balance                                                                         $           --
                                                                                                 ==============
   Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
   (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances (Provided no
         Amortization Event)                                                                     $           --

   CSA Reserve Account
   Aggregate Beginning Balance*                                                                                    $   4,657,431.92
        - Add Aggregate Investment Earnings                                                                        $       9,062.97
        - Add Series 1999-1 Amounts Deposited                                                                      $      12,582.69
        - Add Amounts Deposited for All Other Securitizations                                                      $     328,065.35
                                                                                                                   ----------------
  SubTotal Available Funds                                                                                         $   5,007,142.93

  Amount Available to this series for payment of Claims based on Note Balances of all
    securitizations                                                                              $    80,025.18

        - Less Total Claims submitted for Series 1999-1                                                            $         (38.68)
        - Less Current Month Claims submitted for all other deals                                                  $    (396,599.82)
        - Less Transfer of Investment Earnings to Available Funds for all Securitizations                          $      (9,062.97)
                                                                                                                   ----------------
  Aggregate End of Period Balance                                                                                  $   4,601,441.46
                                                                                                                   ================

  *The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

III. Class A Note Aggregate Principal Balance
   Beginning Aggregate Principal Balance of the Class A Notes                                    $ 3,994,821.15

   Class A Overdue Interest, If Any                                                              $           --
   Class A Monthly Interest                                                                      $    21,938.23
   Class A Overdue Principal, If Any                                                             $            -
   Class A Monthly Principal                                                                     $   135,108.25
                                                                                                 --------------

                                                                                                 --------------
   Ending Aggregate Principal Balance of the Class A Notes                                       $ 3,859,712.90
                                                                                                 ==============

IV.  Class A Note Principal Balance
   Beginning Principal Balance of the Class A Notes
            Class A1                                                                             $           --
            Class A2                                                                             $           --
            Class A3                                                                             $           --
            Class A4                                                                             $           --
            Class A5                                                                             $ 3,994,821.15
                                                                                                 --------------
                                                                                                 $ 3,994,821.15

   Class A Monthly Interest
            Class A1 (Actual Number Days/360)                                                    $           --
            Class A2                                                                             $           --
            Class A3                                                                             $           --
            Class A4                                                                             $           --
            Class A5                                                                             $    21,938.23

   Class A Monthly Principal
            Class A1                                                                             $           --
            Class A2                                                                             $           --
            Class A3                                                                             $           --
            Class A4                                                                             $           --
            Class A5                                                                             $   135,108.25
                                                                                                 --------------
                                                                                                 $   135,108.25

   Ending Principal Balance of the Class A Notes
            Class A1                                                                             $           --
            Class A2                                                                             $           --
            Class A3                                                                             $           --
            Class A4                                                                             $           --
            Class A5                                     CUSIP 23334PAE3                         $ 3,859,712.90
                                                                                                 --------------
                                                                                                 $ 3,859,712.90
                                                                                                 ==============
   CLASS A5
   ----------------------------------------------------------------------------------------
   Interest Paid Per $1,000          Original Face $42,620,000                                        0.5147402
   Principal Paid Per $1,000         Original Face $42,620,000                                        3.1700670
   Ending Principal                   Balance Factor                                                  0.0905611
   ----------------------------------------------------------------------------------------

V.   Class B Note Principal Balance                      CUSIP 23334PAF0
   Beginning Principal Balance of the Class B Notes                                              $   439,690.60

   Class B Overdue Interest, If Any                                                              $           --
   Class B Monthly Interest                                                                      $     2,377.99
   Class B Overdue Principal, If Any                                                             $           --
   Class B Monthly Principal                                                                     $           --
                                                                                                 --------------

                                                                                                 --------------
   Ending Principal Balance of the Class B Notes                                                 $   439,690.60
                                                                                                 ==============
   ----------------------------------------------------------------------------------------
   Interest Paid Per $1,000          Original Face $3,768,000                                         0.6311023
   Principal Paid Per $1,000         Original Face $3,768,000                                         0.0000000
   Ending Principal                   Balance Factor                                                  0.1166907
   ----------------------------------------------------------------------------------------

VI.  Class C Note Principal Balance                      CUSIP 23334PAG8
   Beginning Principal Balance of the Class C Notes                                              $   880,381.29

   Class C Overdue Interest, If Any                                                              $           --
   Class C Monthly Interest                                                                      $     4,977.82
   Class C Overdue Principal, If Any                                                             $           --
   Class C Monthly Principal                                                                     $           --
                                                                                                 --------------

                                                                                                 --------------
   Ending Principal Balance of the Class C Notes                                                 $   880,381.29
                                                                                                 ==============
   ----------------------------------------------------------------------------------------
   Interest Paid Per $1,000          Original Face $7,537,000                                         0.6604514
   Principal Paid Per $1,000         Original Face $7,537,000                                         0.0000000
   Ending Principal                   Balance Factor                                                  0.1168079
   ----------------------------------------------------------------------------------------

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

VII.  Class D Note Principal Balance                     CUSIP 23334PAH6
   Beginning Principal Balance of the Class D Notes                                              $   586,254.14

   Class D Overdue Interest, If Any                                                              $           --
   Class D Monthly Interest                                                                      $     3,588.36
   Class D Overdue Principal, If Any                                                             $           --
   Class D Monthly Principal                                                                     $           --
                                                                                                 --------------

                                                                                                 --------------
   Ending Principal Balance of the Class D Notes                                                 $   586,254.14
                                                                                                 ==============
   ----------------------------------------------------------------------------------------
   Interest Paid Per $1,000          Original Face $5,024,000                                         0.7142444
   Principal Paid Per $1,000         Original Face $5,024,000                                         0.0000000
   Ending Principal                   Balance Factor                                                  0.1166907
   ----------------------------------------------------------------------------------------

VIII. Class E Note Principal Balance                     CUSIP 23334PAJ2
   Beginning Principal Balance of the Class E Notes                                              $   734,817.69

   Class E Overdue Interest, If Any                                                              $           --
   Class E Monthly Interest                                                                      $     5,970.39
   Class E Overdue Principal, If Any                                                             $           --
   Class E Monthly Principal                                                                     $           --
                                                                                                 --------------

                                                                                                 --------------
   Ending Principal Balance of the Class E Notes                                                 $   734,817.69
                                                                                                 ==============
   ----------------------------------------------------------------------------------------
   Interest Paid Per $1,000          Original Face $6,282,000                                         0.9503970
   Principal Paid Per $1,000         Original Face $6,282,000                                         0.0000000
   Ending Principal                   Balance Factor                                                  0.1169719
   ----------------------------------------------------------------------------------------

IX.   Issuers Residual Principal Balance
   Beginning Residual Principal Balance                                                          $           --

   Residual Interest                                                                             $           --
   Residual Principal                                                                            $           --
                                                                                                 --------------

                                                                                                 --------------
   Ending Residual Principal Balance                                                             $           --
                                                                                                 ==============

X.    Payment to Servicer
     - Collection period Servicer Fee to USB                                                     $    10,370.32
     - Servicer Advances Reimbursement                                                           $           --
     - Tax, Maintenance, Late Charges                                                            $    13,747.06
                                                                                                 --------------
   Total amounts due to Servicer                                                                 $    24,117.38
                                                                                                 ==============

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XI. Aggregate Discounted Contract Balance
POOL A   (SEE EXHIBIT B)
   Aggregate Discounted Contract Balance at the  beginning of the related Collection Period                        $   4,756,082.85

       Portion of ADCB at the beginning of the related Collection Period that is Current         $ 4,554,495.33
       Portion of ADCB  at the beginning of the related Collection Period that is
         Delinquent Payments                                                                     $   201,587.52

       Portion of ADCB at the end of the related Collection Period that is Current               $ 4,387,917.34
       Portion of ADCB  at the end of the related Collection Period that is Delinquent
         Payments                                                                                $   115,020.27

                                                                                                                   ----------------
   Aggregate Discounted Contract Balance at the end of the related Collection Period                               $   4,502,937.60
                                                                                                                   ================

   (Increase)/Decrease in Aggregate Discounted Contract Balance                                                    $     253,145.24

POOL B   (SEE EXHIBIT C)
   Aggregate Discounted Contract Balance at the beginning of the related Collection Period                         $      79,950.92

       Portion of ADCB at the beginning of the related Collection Period that is Current         $    79,052.28
       Portion of ADCB  at the beginning of the related Collection Period that is
         Delinquent Payments                                                                     $       898.64

       Portion of ADCB at the end of the related Collection Period that is Current               $    69,374.74
       Portion of ADCB  at the end of the related Collection Period that is Delinquent
         Payments                                                                                $       898.64

                                                                                                                   ----------------
   Aggregate Discounted Contract Balance at the end of the related Collection Period                               $      70,273.38
                                                                                                                   ================

   (Increase)/Decrease in Aggregate Discounted Contract Balance                                                    $       9,677.54

                                                                                                                   ----------------
   Aggregate Discounted Contract Balance at the end of the related Collection Period                               $   4,573,210.98
                                                                                                                   ================

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

XII. Cumulative Detail of Defaulted Contracts

   Lease #
   ----------------------------------------------------------------------------------------
   (See EXHIBIT A)                                                                                Current Month    Total Cumulative
                                                                                                 --------------    ----------------
                  Pool A Total Discounted Present Value                                          $    27,222.17    $   3,395,468.12
                  Pool B Total Discounted Present Value                                          $           --    $     737,976.48
                                                                                                                   ----------------

   a)  Discounted Contract Balances of all Defaulted Contracts                                                     $   4,133,444.60
   b)  ADCB at Closing Date                                                                                        $ 251,182,193.26
   c)  (Cannot Exceed 6% over the Life of the Pool)                                                                           1.65%
                                                                                                     Pool A             Pool B
                                                                                                     ------             ------
   Discounted Contract Balances of the Active Defaulted Contracts                                $ 2,406,489.69    $             --

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XIII.  Cumulative Detail of Substituted Contracts-Prepayments (Pool A)

                                                                                                                   Predecessor
                                                                   Discounted                    Predecessor       Discounted
   Lease #                                                       Present Value                   Lease #           Present Value
   ----------------------------------------------------------------------------------------      ----------------------------------
   2199-001                                                     $   1,112,975.58                       1881-001    $   2,435,321.88
   1231-041                                                     $     953,502.31
   1560-013                                                     $     342,866.78
                  Cash                                          $      25,977.21
   3323-002                                                     $     932,975.98                        912-501    $     492,124.09
   3330-002                                                     $     784,394.56                        917-501    $     536,814.08
                                                                ----------------
                                                                                                        917-502    $     578,192,91
                                                                                                        920-501    $      35,076,58
                                                                                                       1912-001    $      34,364,63
                                                                                                                   ----------------
                                        Totals:                 $   4,152,692.42                                   $   4,111,894.17

   a) Discounted Contract Balances of All Prepaid Contracts                                                        $   4,111,894.17
   b) ADCB of Pool A at Closing Date                                                                               $ 201,135,070.09
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                                            2.04%

   Data for Current Reporting Period Substitutions
   ----------------------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                               $           --
   b) Total Discounted Contract Balance of Substitute Receivables                                $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement 7.02                                                   $           --

   Changes in any of the above detail during the related Collection Period                       YES               NO            X
                                                                                                 ----------------------------------

   Cumulative Detail of Substituted Contracts-Prepayments (Pool B)
                                                                                                                   Predecessor
                                                                   Discounted                    Predecessor       Discounted
   Lease #                                                       Present Value                   Lease #           Present Value
   ----------------------------------------------------------------------------------------      ----------------------------------
   NONE

                                        Totals:                 $             --

   a) Discounted Contract Balances of All Prepaid Contracts                                                        $             --
   b) ADCB of Pool B at Closing Date                                                                               $  50,047,123.17
   c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                              0.00%

   Data for Current Reporting Period Substitutions
   ----------------------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                               $           --
   b) Total Discounted Contract Balance of Substitute Receivables                                $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement 7.02                                                   $           --

   Changes in any of the above detail during the related Collection Period                       YES               NO             X
                                                                                                 ----------------------------------

XIV.  Cumulative Detail of Substituted Contracts-Non-Performing (Pool A)

                                                                                                                   Predecessor
                                                                   Discounted                    Predecessor       Discounted
   Lease #                                                        Present Value                  Lease #           Present Value
   ----------------------------------------------------------------------------------------      ----------------------------------
   408-502                                                      $     495,646.95                        277-103    $   2,561,363.27
   1042-501                                                     $   1,631,421.93                       1513-002    $     953,250.10
   2375-001                                                     $   1,286,730.05                       1725-002    $     588,254.35
   1097-506                                                     $     675,567.93
                  Cash                                          $      13,500.87
   2545-002                                                     $     964,543.83                       2205-001    $   3,763,600.22
   2907-001                                                     $     472,557.70
   2000667-2                                                    $     190,558.39
   2004051-2                                                    $     695,143.77
   2004051-3                                                    $     993,964.93
   2004887-1                                                    $     212,022.60
   2005804-1                                                    $     236,366.53
                                                                ----------------                                   ----------------
                                        Totals:                 $   7,866,467.94                                   $   7,868,025.48

   a) Discounted Contract Balances of All Non-Performing Contracts                                                 $   7,866,467.94
   b) ADCB of Pool A at Closing Date                                                                               $ 201,135,070.09
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                                            3.91%

   Data for Current Reporting Period Substitutions
   ----------------------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                               $           --
   b) Total Discounted Contract Balance of Substitute Receivables                                $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement 7.02                                                   $           --

   Changes in any of the above detail during the related Collection Period                       YES               NO             X
                                                                                                 ----------------------------------

   Cumulative Detail of Substituted Contracts -General Rights (Pool B)
   -------------------------------------------------------------------
                                                                                                                   Predecessor
                                                                   Discounted                    Predecessor       Discounted
   Lease #                                                        Present Value                  Lease #           Present Value
   ----------------------------------------------------------------------------------------      ----------------------------------
   1528-003                                                     $     642,004.10                        960-501    $      82,012.38
   2826-003                                                     $     205,317.69                        960-502    $      28,390.17
   2906-001                                                     $     496,511.61                       1043-501    $     641,289.38
                  Cash                                          $       3,932.26                       1043-502    $     596,073.73
                                                                ----------------                                   ----------------
                                        Totals:                 $   1,347,765.66                                   $   1,347,765.66

   a) Discounted Contract Balances of all Contracts Substituted                                                    $   1,347,765.66
   b) ADCB of Pool B at Closing Date                                                                               $  50,047,123.17
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                                            2.69%

   Data for Current Reporting Period Substitutions
   ----------------------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                               $           --
   b) Total Discounted Contract Balance of Substitute Receivables                                $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement 7.02                                                  $           --

   Changes in any of the above detail during the related Collection Period                       YES               NO             X
                                                                                                 ----------------------------------

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XV.  Pool Performing Measurements

1                           Aggregate Discounted Contract Balance
   ----------------------------------------------------------------------------------------
   Contracts Delinquent > 90 days

   ----------------------------------------------------------------------------------------
    - This Month  :                                                                             $     18,679.29
    -1 Month Prior  :                                                                           $     45,902.88
    -2 Months Prior  :                                                                          $     45,801.95
   ----------------------------------------------------------------------------------------     ---------------
   Total                                                                                        $    110,384.12

   a) 3 Month Average:                                                                          $     36,794.71

   Total Outstanding Contracts
   ----------------------------------------------------------------------------------------
    - This Month  :                                                                             $  4,573,210.98
    -1 Month Prior  :                                                                           $  4,836,033.77
    -2 Months Prior  :                                                                          $  5,217,470.16
   ----------------------------------------------------------------------------------------     ---------------
   Total                                                                                        $ 14,626,714.91

   b) 3 Month Average:                                                                          $  4,875,571.64
   c) a/b                                                                                                  0.75%

2. Does a Delinquency Condition Exist (1c > 6%)?                                                       NO
                                                                                                ---------------

3. Restricting Event Check

   A. A Delinquency Condition Exists for Current Period?                                               NO
                                                                                                ---------------
   B. An Indenture Event of Default has occurred and is then Continuing? *                             NO
                                                                                                ---------------
4. Has a Servicer Event of Default Occurred? *                                                         NO
                                                                                                ---------------
5. Amortization Event?                                                                                YES
                                                                                                ---------------
6. Aggregate Discounted Contract Balance at Closing Date                                        $251,182,193.26

   Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

   A.D.C.B  **
   ----------------------------------------------------------------------------------------
   30 Days Overdue                                                                              $    445,050.39
   60 Days Overdue                                                                              $            --
   90 Days Overdue                                                                              $            --
   120 Days Overdue                                                                             $             -
   150 Days Overdue                                                                             $     18,679.29
   180 Days Overdue                                                                             $            --
                                                                                                ---------------
                                                                                                $    463,729.68

   % OF TOTAL                                                                                   $  4,573,210.98
   A.D.C.B
   ----------------------------------------------------------------------------------------
   30 Days Overdue                                                                                        9.732%
   60 Days Overdue                                                                                        0.000%
   90 Days Overdue                                                                                        0.000%
   120 Days Overdue                                                                                       0.000%
   150 Days Overdue                                                                                       0.408%
   180 Days Overdue                                                                                       0.000%

--------------------------------------------------------------------------------
* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

Exhibit # A -Detail on Defaulted Contracts

                                                        Discounted
Default Month     Contract #               Pool         Contract Balance
-------------     ----------               ----         ----------------
       Jan-04     0001904-001              A            $     338,639.96
       Jan-04     0001904-002              A            $     318,650.28
       Jan-04     0002178-001              A            $     337,269.84
       Jan-04     0001907-002              A            $      48,688.29
       Jan-04     0003323-002              A            $     556,312.84
       Jan-04     0001907-005              A            $      24,181.27
       Jan-04     0003330-002              A            $     467,717.81
       Jan-04     0001907-001              A            $     127,440.56
       Jan-04     0001907-003              A            $      70,953.61
       Jan-04     0001907-004              A            $      15,842.90
       Feb-04     0001918-001              A            $       9,765.81
       Jun-04        2214-001              A            $      60,288.68
       Jul-04        1640-005              A            $       3,515.68
       Apr-05        1097-506              A            $      27,222.17
Chargeoffs
       May-04     0001945-001              A            $     905,342.60
       Jul-04        1945-002              B            $     248,385.88
       Jul-04        1945-003              B            $     105,531.78
       Jul-04        1945-004              B            $     112,747.12
       Jul-04        1945-005              B            $      52,696.21
       Jul-04        1945-006              B            $      72,267.26
       Jul-04        1003-002              A            $         772.35
       Jun-04     9803678-501              A            $             --
       Aug-03     0000863-506              B            $       9,874.69
       Nov-03     0002116-001              A            $      81,267.15
       Feb-04     0001950-001              A            $             --
       Dec-03     3011206-307              A            $             --
       Apr-04     9803975-501              A            $         880.94
Settlement
       Feb-04     0002186-002              B            $      11,177.92
       Feb-04     0002186-001              B            $      39,916.51
       Jan-04     0001305-007              B            $      85,379.11
       Apr-04         998-501              A            $           9.87
       Mar-04     9805300-101              A            $             --
       Apr-04     9900075-401              A            $         705.52
                                                        ----------------
                                                        $   4,133,444.60
                                                        ================

Current Month Defaults Returned to ADCB

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XI. Aggregate Discounted Contract Balance
POOL A EXHIBIT B

                       March ADCB           March Delinq        April ADCB               April Delinq
001-0001506-002   $                  --   $             --   $              --         $               --
001-0001609-005   $                  --   $             --   $              --         $               --
001-0001743-002   $                  --   $             --   $              --         $               --
001-0001859-001   $                  --   $             --   $              --         $               --
001-0001918-003   $                  --   $             --   $              --         $               --
001-0001972-001   $                  --   $             --   $              --         $               --
001-0002087-001   $                  --   $             --   $              --         $               --
001-0002201-001   $                  --   $             --   $              --         $               --
001-1021003-408   $                  --   $             --   $              --         $               --
001-9804848-401   $                  --   $             --   $              --         $               --
001-9803163-502   $                  --   $             --   $              --         $               --
001-9900028-901   $                  --   $             --   $              --         $               --
031-9900095-701   $                  --   $             --   $              --         $               --
001-9803904-401   $                  --   $             --   $              --         $               --
001-9900221-901   $                  --   $             --   $              --         $               --
001-9804207-501   $                  --   $             --   $              --         $               --
001-0004232-401   $                  --   $             --   $              --         $               --
001-0001022-501   $                  --   $             --   $              --         $               --
001-0001171-005   $                  --   $             --   $              --         $               --
001-0001996-001   $                  --   $      17,782.07   $              --         $        17,780.65
001-0001574-007   $            5,109.50   $         468.93   $        4,670.98         $               --
001-0002104-002   $            6,078.32   $         371.95   $        5,742.54         $               --
001-0001560-013   $           13,614.35   $             --   $        6,827.37         $               --
001-0002103-002   $            8,111.80   $         496.38   $        7,663.70         $               --
001-0001824-007   $           16,555.41   $             --   $       15,094.63         $               --
001-0004193-401   $           25,797.31   $             --   $       21,762.99         $               --
003-2000667-002   $           30,785.83   $             --   $       27,017.04         $               --
001-0002057-001   $           34,839.90   $       3,138.53   $       31,908.71         $               --
001-0001824-006   $           37,483.48   $             --   $       32,223.55         $               --
003-2005804-001   $           42,212.96   $             --   $       37,633.18         $               --
001-0004193-405   $           45,486.75   $             --   $       38,593.16         $               --
001-0000873-007   $           48,579.54   $             --   $       48,111.84         $               --
001-0002907-001   $           59,357.51   $             --   $       49,610.76         $               --
001-0001231-032   $           67,813.45   $             --   $       66,733.70         $               --
001-0001917-001   $          110,044.18   $             --   $       91,974.47         $               --
001-0001829-003   $           95,214.45   $             --   $       93,611.00         $               --
001-0002375-001   $           96,019.90   $             --   $       95,932.40         $               --
001-0002104-001   $          228,279.15   $      14,006.80   $      215,630.90         $               --
001-0001574-006   $          306,843.48   $      21,009.29   $      287,660.30         $               --
001-0002103-001   $          324,414.42   $      19,851.77   $      306,493.32         $               --
001-0002107-001   $          397,226.53   $      90,919.88   $      354,130.52         $        90,919.87
001-0001231-041   $          405,664.79   $       6,319.75   $      401,759.25         $         6,319.75
001-0002063-001   $          732,364.25   $             --   $      732,364.25         $               --
001-0001229-106   $        1,416,598.06   $             --   $    1,414,766.78         $               --
PAYOFFS
022-9801196-102   $                  --   $             --                                                   April, 2005 Payoff
031-9802991-701   $                  --   $             --                                                   April, 2005 Payoff
001-9804790-501   $                  --   $             --                                                   April, 2005 Payoff
001-0001826-001   $                  --   $             --                                                   April, 2005 Payoff
001-0001619-005   $                  --   $             --                                                   April, 2005 Payoff
001-0001830-002   $                  --   $             --                                                   April, 2005 Payoff
001-9704153-704                           $             --                                                   March, 2005 Payoff
001-0002108-001                           $             --                                                   March, 2005 Payoff
001-9803228-501                           $             --                                                   March, 2005 Payoff
001-9804869-601                           $             --                                                   March, 2005 Payoff
001-9803414-501                           $             --                                                   March, 2005 Payoff
001-9803630-501                           $             --                                                   March, 2005 Payoff
001-9803943-501                           $             --                                                   March, 2005 Payoff
001-0001883-001                           $             --                                                   March, 2005 Payoff
001-0001830-005                           $             --                                                   March, 2005 Payoff
001-0001830-004                                                                                              February, 2005 Payoff
022-9804640-101                                                                                              February, 2005 Payoff
001-9804849-401                                                                                              February, 2005 Payoff
001-9805029-401                                                                                              February, 2005 Payoff
031-9805428-701                                                                                              February, 2005 Payoff
001-9803855-501                                                                                              February, 2005 Payoff
001-0001986-002                                                                                              January, 2005 Payoff
001-0001686-004                                                                                              January, 2005 Payoff
001-2041076-402                                                                                              December, 2004 Payoff
022-9801973-102                                                                                              December, 2004 Payoff
001-0001857-002                                                                                              December, 2004 Payoff
002-9600645-602                                                                                              November, 2004 Payoff

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

031-9804850-701                                                                                              November, 2004 Payoff
001-0004188-401                                                                                              November, 2004 Payoff
001-0002096-008                                                                                              October, 2004 Payoff
001-0002096-009                                                                                              October, 2004 Payoff
001-0002096-010                                                                                              October, 2004 Payoff
001-0001809-003                                                                                              October, 2004 Payoff
001-3091316-103                                                                                              September, 2004 Payoff
022-5111018-102                                                                                              September, 2004 Payoff
001-0001843-002                                                                                              September, 2004 Payoff
001-0002096-001                                                                                              September, 2004 Payoff
001-0002096-002                                                                                              September, 2004 Payoff
001-0002096-003                                                                                              September, 2004 Payoff
001-0002096-004                                                                                              September, 2004 Payoff
001-0002096-005                                                                                              September, 2004 Payoff
001-0002096-006                                                                                              September, 2004 Payoff
001-0002096-007                                                                                              September, 2004 Payoff
013-9802545-101                                                                                              September, 2004 Payoff
001-9702198-504                                                                                              August, 2004 Payoff
001-0001738-003                                                                                              August, 2004 Payoff
001-0001921-001                                                                                              August, 2004 Payoff
001-0001963-001                                                                                              August, 2004 Payoff
001-0001967-003                                                                                              August, 2004 Payoff
001-0001995-001                                                                                              August, 2004 Payoff
013-9804221-501                                                                                              August, 2004 Payoff
001-0002111-001                                                                                              August, 2004 Payoff
002-9802002-603                                                                                              August, 2004 Payoff
001-0002145-001                                                                                              August, 2004 Payoff
001-9802766-602                                                                                              August, 2004 Payoff
001-9804477-101                                                                                              August, 2004 Payoff
012-9802867-401                                                                                              August, 2004 Payoff
001-9804562-501                                                                                              August, 2004 Payoff
001-9804571-401                                                                                              August, 2004 Payoff
001-9803023-501                                                                                              August, 2004 Payoff
001-9804615-601                                                                                              August, 2004 Payoff
001-9803066-501                                                                                              August, 2004 Payoff
001-9803449-601                                                                                              August, 2004 Payoff
001-9803488-101                                                                                              August, 2004 Payoff
001-9805318-901                                                                                              August, 2004 Payoff
001-9803716-601                                                                                              August, 2004 Payoff
001-9803947-401                                                                                              August, 2004 Payoff
001-9803972-401                                                                                              August, 2004 Payoff
001-0001946-004                                                                                              August, 2004 Payoff
001-0001738-005                                                                                              August, 2004 Payoff
001-0001828-003                                                                                              August, 2004 Payoff
001-0001788-001                                                                                              August, 2004 Payoff
001-0002143-001                                                                                              August, 2004 Payoff
001-0002143-002                                                                                              August, 2004 Payoff
001-0001935-001                                                                                              August, 2004 Payoff
022-4051125-402                                                                                              July, 2004 Payoff
012-9703049-701                                                                                              July, 2004 Payoff
001-0001702-006                                                                                              July, 2004 Payoff
001-9804245-101                                                                                              July, 2004 Payoff
001-0002147-001                                                                                              July, 2004 Payoff
001-9804678-701                                                                                              July, 2004 Payoff
001-9803147-501                                                                                              July, 2004 Payoff
001-9804991-502                                                                                              July, 2004 Payoff
001-9803445-101                                                                                              July, 2004 Payoff
001-9900018-401                                                                                              July, 2004 Payoff
001-9900157-901                                                                                              July, 2004 Payoff
001-9804198-401                                                                                              July, 2004 Payoff
001-0001984-002                                                                                              July, 2004 Payoff
001-0001986-001                                                                                              July, 2004 Payoff
001-0001946-003                                                                                              July, 2004 Payoff
001-0001905-004                                                                                              July, 2004 Payoff
001-0002192-001                                                                                              July, 2004 Payoff
001-0001905-002                                                                                              July, 2004 Payoff
001-0000867-505                                                                                              June, 2004 Payoff
001-0000997-501                                                                                              June, 2004 Payoff
001-0001984-001                                                                                              June, 2004 Payoff
001-9802709-102                                                                                              June, 2004 Payoff
001-9802709-103                                                                                              June, 2004 Payoff
001-9804554-101                                                                                              June, 2004 Payoff
001-9804771-601                                                                                              June, 2004 Payoff
001-9900037-901                                                                                              June, 2004 Payoff
001-9900175-401                                                                                              June, 2004 Payoff

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

031-9900179-701                                                                                              June, 2004 Payoff
031-9900212-701                                                                                              June, 2004 Payoff
001-0002093-002                                                                                              June, 2004 Payoff
001-0002081-001                                                                                              June, 2004 Payoff
001-0001905-001                                                                                              June, 2004 Payoff
001-0001016-501                                                                                              May, 2004 Payoff
001-0001738-004                                                                                              May, 2004 Payoff
001-0001740-004                                                                                              May, 2004 Payoff
001-0001933-001                                                                                              May, 2004 Payoff
001-0001933-002                                                                                              May, 2004 Payoff
031-9804309-701                                                                                              May, 2004 Payoff
013-9804492-101                                                                                              May, 2004 Payoff
013-9804852-401                                                                                              May, 2004 Payoff
001-9805364-401                                                                                              May, 2004 Payoff
001-9804101-901                                                                                              May, 2004 Payoff
001-0001987-001                                                                                              May, 2004 Payoff
001-0001833-001                                                                                              May, 2004 Payoff
001-0001833-002                                                                                              May, 2004 Payoff
001-0001929-001                                                                                              April, 2004 Payoff
001-0001938-002                                                                                              April, 2004 Payoff
001-0001992-001                                                                                              April, 2004 Payoff
001-9805028-901                                                                                              April, 2004 Payoff
001-9805051-501                                                                                              April, 2004 Payoff
001-9803456-501                                                                                              April, 2004 Payoff
001-9803839-401                                                                                              April, 2004 Payoff
001-9803947-402                                                                                              April, 2004 Payoff
001-9804060-101                                                                                              April, 2004 Payoff
013-9804264-401                                                                                              April, 2004 Payoff
                  ---------------------------------------------------------------------------------------
                  $        4,554,495.33   $     201,587.52   $    4,387,917.34         $       115,020.27
                  =======================================================================================
DEFAULTS
001-0001097-506   $                  --   $      27,222.17   $              --         $       27,222.17     April, 2005 Default
001-0001003-002                                                                                              July, 2004 Default
001-0001640-005                                                                                              July, 2004 Default
001-9803678-501                                                                                              June, 2004 Default
001-0002214-001                                                                                              June, 2004 Default
001-0001945-001                                                                                              May, 2004 Default
001-0000998-501                                                                                              April, 2004 Default
034-9900075-401                                                                                              April, 2004 Default
001-9803975-501                                                                                              April, 2004 Default
001-9805300-101                                                                                              March, 2004 Default
001-0001918-001                                                                                              February, 2004 Default
001-0001950-001                                                                                              February, 2004 Default
                  ---------------------------------------------------------------------------------------
                  March Defaults DCB      $             --   April Defaults DCB        $        27,222.17
                  =======================================================================================
SETTLEMENTS                                      GAIN/LOSS
001-0001930-002                                  ---------  July, 2004 Settlement      $       (47,268.17)
001-0001930-003                                             July, 2004 Settlement      $       (47,268.17)
001-0001730-005                                             May, 2004 Settlement       $        (1,021.95)
001-0001730-003                                             May, 2004 Settlement       $        (1,090.90)
RESTRUCTURES
001-0002375-001                                             December, 2004 Restructure $      (498,972.40)
001-0001229-106                                             October, 2004 Restructure  $       (34,942.68)
001-0001231-041                                             July, 2004 Restructure     $         1,401.97
001-0001829-003                                             July, 2004 Restructure     $         2,080.19
001-0000873-007                                             July, 2004 Restructure     $        (1,169.48)
001-0001231-032                                             July, 2004 Restructure     $        (1,668.48)
001-0001574-006                                             July, 2004 Restructure     $       (26,794.02)
001-0001574-007                                             July, 2004 Restructure     $        (1,433.35)
001-0002057-001                                             July, 2004 Restructure     $        (5,914.64)
001-0002103-001                                             July, 2004 Restructure     $       (21,724.44)
001-0002103-002                                             July, 2004 Restructure     $          (471.86)
001-0002104-001                                             July, 2004 Restructure     $      (126,836.76)
001-0002104-002                                             July, 2004 Restructure     $        (3,306.00)
                  ---------------------------------------------------------------------------------------
                  March Total Balance     $   4,756,082.85  April Total Balance        $     4,502,937.60
                  =======================================================================================

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

XI. Aggregate Discounted Contract Balance
POOL B EXHIBIT C

                        March ADCB          March Delinq        April ADCB                April Delinq
001-0000923-501   $                  --   $             --   $              --         $               --
001-0000926-501   $                  --   $             --   $              --         $               --
001-0000974-501   $                  --   $             --   $              --         $               --
001-0000975-501   $                  --   $             --   $              --         $               --
001-0001008-501   $                  --   $             --   $              --         $               --
001-0001009-501   $                  --   $             --   $              --         $               --
001-0001010-501   $                  --   $             --   $              --         $               --
001-0001020-501   $                  --   $             --   $              --         $               --
001-0001026-501   $                  --   $             --   $              --         $               --
001-0001028-501   $                  --   $             --   $              --         $               --
001-0001579-004   $                  --   $             --   $              --         $               --
001-0004274-401   $                  --   $             --   $              --         $               --
001-0001996-002   $                  --   $         898.64   $              --         $           898.64
001-0002906-001   $           79,052.28   $             --   $       69,374.74         $               --
PAYOFFS
001-0001039-501   $                  --   $             --                             $               --    April, 2005 Payoff
001-0001035-506                           $             --                                                   March, 2005 Payoff
001-0002073-003                           $             --                                                   March, 2005 Payoff
001-0002826-003                           $             --                                                   March, 2005 Payoff
001-0000945-501                                                                                              February, 2005 Payoff
001-0004240-402                                                                                              February, 2005 Payoff
001-0000110-550                                                                                              December, 2004Payoff
001-0000110-560                                                                                              December, 2004Payoff
001-0000904-503                                                                                              December, 2004Payoff
001-0000110-563                                                                                              December, 2004Payoff
001-0000925-504                                                                                              December, 2004Payoff
001-0000925-502                                                                                              December, 2004Payoff
001-0000925-503                                                                                              December, 2004Payoff
001-0000021-504                                                                                              September, 2004 Payoff
001-0001021-501                                                                                              September, 2004 Payoff
001-0004161-404                                                                                              September, 2004 Payoff
001-0002073-004                                                                                              August, 2004 Payoff
001-0002073-005                                                                                              August, 2004 Payoff
001-0002073-006                                                                                              August, 2004 Payoff
001-0002165-001                                                                                              August, 2004 Payoff
001-0002183-002                                                                                              August, 2004 Payoff
001-0002183-003                                                                                              August, 2004 Payoff
001-0002183-001                                                                                              August, 2004 Payoff
001-0002149-001                                                                                              July, 2004 Payoff
001-0002073-002                                                                                              June, 2004 Payoff
001-0002073-008                                                                                              June, 2004 Payoff
001-0002109-003                                                                                              June, 2004 Payoff
001-0001024-503                                                                                              May, 2004 Payoff
001-0001528-003                                                                                              May, 2004 Payoff
001-0001830-003                                                                                              May, 2004 Payoff
001-0002073-001                                                                                              May, 2004 Payoff
001-0002073-007                                                                                              May, 2004 Payoff
001-0001841-002                                                                                              May, 2004 Payoff
001-0002181-001                                                                                              May, 2004 Payoff
001-0002163-002                                                                                              May, 2004 Payoff
001-0002163-001                                                                                              May, 2004 Payoff
001-0001537-002                                                                                              April, 2004 Payoff
001-0002184-001                                                                                              April, 2004 Payoff
                  ---------------------------------------------------------------------------------------
                  $           79,052.28   $         898.64   $       69,374.74         $           898.64
                  =======================================================================================
DEFAULTS
001-0001945-005                                                                                              July, 2004 Default
001-0001945-006                                                                                              July, 2004 Default
001-0001945-003                                                                                              July, 2004 Default
001-0001945-004                                                                                              July, 2004 Default
001-0001945-002                                                                                              July, 2004 Default
001-0002186-001                                                                                              February, 2004 Default
001-0002186-002                                                                                              February, 2004 Default

                  ---------------------------------------------------------------------------------------
                  March Defaults DCB      $             --   April Defaults DCB        $               --
                  =======================================================================================

                  ---------------------------------------------------------------------------------------
                  March Total Balance     $      79,950.92   April Total Balance       $        70,273.38
                  =======================================================================================

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2005

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.

/s/ Joseph A. Andries
-------------------------------
Approved by: Joseph A. Andries,
Senior Vice President of U.S.
Bank Portfolio Services